SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     January 15, 2003 (January 14, 2003)


                               NTL INCORPORATED
       ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                           001-22616                  52-1822078
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction Incorporation)                                Identification No.)


                110 East 59th Street, New York, New York  10022

             (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including area code: (212) 906-8440


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        (Former Name or Former Address, if Changed Since Last Report)




Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1        Press release issued January 14, 2003

Item 9.  Regulation FD Disclosure.

         NTL Incorporated (formerly NTL Communications Corp. and referred to herein as the "Company") issued a press release on January 14, 2003 announcing that the Company received a copy of a decision by the Nasdaq Stock Market not to adjust the shares for the modification of the number of issued shares described below in settlement of when-issued trading of the company's stock (NTIWV).

         Nasdaq's determination was made despite disclosure by the Company of the decision to issue 50 million in new common shares, rather than the 200 million shares that had been contemplated prior to the Company's motion to the Bankruptcy Court on November 12, 2002 pursuant to its plan of reorganization.

         Although the Company disagrees with the decision, the decision is solely the purview of Nasdaq. NTL emerged from bankruptcy protection on Friday January 10, 2003, and issued 50,500,969 shares of new common stock. Four hundred million shares of common stock were authorized.

         The Company's common stock (CUSIP 62940M104) and Series A warrants (CUSIP 62940M138) have begun to trade on NASDAQ commencing Monday, January 13, 2003 under the symbols of NTLI and NTLIW, respectively. Shares of common stock of Old NTL, which previously traded under the symbol NTLDQ, have been cancelled.

         The text of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NTL INCORPORATED
                                       (Registrant)

                                       By: /s/ Richard J. Lubasch
                                           ------------------------------------
                                           Name:  Richard J. Lubasch
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date:  January 15, 2003




                                EXHIBIT INDEX

Exhibit

99.1        Press release issued January 14, 2003




                                                                  Exhibit 99.1

[NTL Logo]

                    NTL Comments on When-Issued Settlement

NEW YORK and LONDON, January 14, 2003 - NTL Incorporated (formerly NTL Communications Corp. and referred to in this release as "the Company") has now received a copy of a decision by the Nasdaq Stock Market not to adjust the shares for the modification of the number of issued shares described below in settlement of when-issued trading of the company's stock (NTIWV).

Nasdaq's determination was made despite disclosure by the Company of the decision to issue 50 million in new common shares, rather than the 200 million shares that had been contemplated prior to the Company's motion to the Bankruptcy Court on November 12, 2002 pursuant to its plan of reorganization.

Although the Company disagrees with the decision, the decision is solely the purview of Nasdaq. NTL emerged from bankruptcy protection on Friday January 10, 2003, and issued 50,500,969 shares of new common stock. Four hundred million shares of common stock were authorized.

The Company's common stock (CUSIP 62940M104) and Series A warrants (CUSIP 62940M138) have begun to trade on NASDAQ commencing Monday, January 13, 2003 under the symbols of NTLI and NTLIW, respectively. Shares of common stock of Old NTL, which previously traded under the symbol NTLDQ, have been cancelled.

                                   -Ends-

For more information on NTL Incorporated (formerly known as NTL
Communications Corp.) contact:

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development Tamar Gerber, Director - Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

Media:
Steve Lipin - The Brunswick Group
Tel: +1 212 333 3810

In the UK:
Analysts, Debt and Equity Holders:

Virginia Ramsden, +44 (0)20 7746 6826, or via e-mail at investorrelations@ntl.com

Media:
Alison Kirkwood, +44 (0)1256 752 662 / (0)7788 186154
Justine Parrish, +44 (0) 207 746 4096 / (0)7966 421 991

For more information on NTL Europe Inc. (formerly known as NTL
Incorporated), please refer to its Form 8-K filed with the SEC or to its website: www.ntleurope.com